                                                                    Exhibit 99.1

                                    EXHIBIT A

                            FORM OF VOTING AGREEMENT

      THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of February 4, 2004 by and among Hewlett-Packard Company, a Delaware corporation ("Parent"), and the undersigned stockholder ("Stockholder") of Novadigm, Inc., a Delaware corporation (the "Company"), and, solely for purposes of assuming its obligations set forth in Sections 11 below, the Company.

                                    RECITALS

      A. As an inducement for Parent to enter into that certain Agreement and Plan of Merger by and among Parent, Norton Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"), and the Company (the "Merger Agreement"), which provides for the merger of Merger Sub with and into the Company (the "Merger"), Parent has requested that Stockholder execute and deliver this Agreement. Capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.

      B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth therein, all upon the terms and subject to the conditions set forth in the Merger Agreement.

      C. Stockholder is the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of shares of outstanding capital stock of the Company and other securities convertible into, or exercisable or exchangeable for, shares of the capital stock of the Company, all as set forth on the signature page of this Agreement (collectively, the "Shares").

      D. As an inducement for Parent to enter into the Merger Agreement, Stockholder, Parent and the Company are entering into this Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Agreement to Retain Shares.

            (a) Transfer and Encumbrance. Stockholder agrees, during the period beginning on the date hereof and ending on the Expiration Date (as defined below), not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares (as defined in Section 1(b) hereof), or to discuss, negotiate, or make any offer or agreement relating thereto, other than to or with Parent, in each case without the prior written consent of Parent. Parent will not withhold its consent to the transfer of any or all of the Shares or New Shares (as defined below) during the Stockholder's lifetime by gift to, or on the Stockholder's death by will or intestacy to, the Stockholder's "immediate family" (as defined below) or to a trust for the benefit of the Stockholder or the Stockholder's immediate family or to a charitable organization; provided, that each transferee or other recipient agrees in a writing satisfactory to the Parent that the provisions of this Agreement will continue to apply to the transferred Shares or New Shares in the hands of such transferee or other recipient and each transferee or other recipient executes and delivers to Parent a voting agreement and irrevocable proxy in form satisfactory to Parent for the purpose thereof. As used herein, the term "immediate family" shall mean the Stockholder's spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Stockholder. Stockholder acknowledges that the intent of this paragraph is to ensure that Parent retains the right under the Proxy (as defined in Section 3 hereof) to vote the Shares and any New Shares in accordance with the terms of the Proxy. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time and
(ii) the date the Merger Agreement shall have been validly terminated pursuant to Article VII thereof.

            (b) New Shares. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Stockholder that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company ("New Shares"), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

      2. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3 hereof), the outstanding Shares and any outstanding New Shares:

                  (i) in favor of approval of the Merger, the adoption and execution and delivery by the Company of the Merger Agreement and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

                  (ii) against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the consummation of the Merger; and

                  (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets or capital stock of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

      Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2. Notwithstanding anything to the contrary herein, Stockholder shall not be required to acquire any Shares or New Shares that Stockholder has the right to acquire, including by exercise of stock options.

      3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder has delivered to Parent an irrevocable proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, covering the Shares and New Shares as set forth therein.

      4. Representations and Warranties of Stockholder. Stockholder represents, warrants and covenants to Parent as follows:

                  (i) Stockholder is the beneficial owner of the Shares, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares.

                  (ii) As of the date hereof the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances.

                  (iii) Stockholder does not beneficially own any shares of capital stock of the Company other than the Shares.

                  (iv) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

      5. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement and the Merger Agreement.

      6. Consents and Waivers. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

      7. No Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Section 262 of the Delaware General Corporation Law) to demand appraisal of the Shares or any New Shares, that may arise with respect to the Merger.

      8. No Solicitation. Until the Expiration Date, Stockholder shall not, in his capacity as a stockholder of the Company, directly or indirectly, take, or cause the Company to take, any of the following actions with any party other than Parent and its designees (except to the extent specifically permitted pursuant to Section 5.3(d) of the Merger Agreement): (a) solicit, initiate, encourage, or knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal (as defined in Section 5.3(g) of the Merger Agreement), (b) participate in any discussions (except as to confirm the existence of the restrictions set forth in this Section 8) or negotiations regarding, or furnish to any person any information with respect to, or take any other action intended to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (c) approve, endorse or recommend any Acquisition Proposal (except to the extent specifically permitted pursuant to Section 5.3(d) of the Merger Agreement), or

(d) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby. In the event that Stockholder shall receive, prior to the Expiration Date, any offer, proposal, or request, directly or indirectly, of the type referenced in clauses (a) through (d) above concerning the Company, Stockholder shall (x) immediately suspend any discussions with such offeror or party with regard to such offers, proposals or requests, except to the extent such action is permitted pursuant to Section 5.3(d) of the Merger Agreement, and (y) notify Parent thereof as promptly as reasonably practicable (and in any event within 24 hours), including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be, and such other information related thereto as Parent may reasonably request.

      9. Stockholder Capacity. Notwithstanding anything to the contrary herein, Stockholder is only executing this Agreement in his capacity as the beneficial owner of the Shares and any New Shares and is not making any agreement hereunder in his capacity as a director of the Company, and the agreements herein shall in no way restrict Stockholder in his exercise of his fiduciary duties as a director of the Company.

      10. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date; provided, however, that notwithstanding the foregoing, the provisions in Section 12 hereof shall survive in full force and effect following the consummation of the Merger.

      11. Legending of Shares; Company Covenant. (a) If so requested by Parent, Stockholder agrees that the Shares and any New Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 1 hereof, Stockholder agrees that Stockholder will not Transfer the Shares or any New Shares without first having the aforementioned legend affixed to the certificates representing the Shares or any New Shares. The Company agrees to affix a legend to the certificates representing the Shares (upon a request for the Transfer of such Shares) and any New Shares (upon issuance) stating that such Shares or New Shares are subject to this Agreement and to an irrevocable proxy. The Company further agrees to make a notation on its records and give instructions to its transfer agent(s) for the Shares and any New Shares in order to implement the restrictions set forth in this Agreement.

            (b) The Company agrees not to engage in any action or omit to take any action that would have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

      12. Miscellaneous.

            (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                  (i)   If to Parent, to:

                        Hewlett-Packard Company
                        3000 Hanover Street
                        Palo Alto, California  94304

                        Attention: General Counsel
                        Facsimile No.:  (650) 857-2012

                        With a copy (which shall not constitute notice) to:

                        Wilson Sonsini Goodrich & Rosati
                        Professional Corporation
                        650 Page Mill Road
                        Palo Alto, California 94304
                        Attention:    Aaron J. Alter, Esq.
                                      Steve L. Camahort, Esq.
                        Facsimile No.:    (650) 493-6811

                  (ii) If to Stockholder, to the address set forth on the signature page hereto.

                        With a copy (which shall not constitute notice) to:

                        Katten Muchin Zavis Rosenman
                        525 West Monroe Street, Suite 1600
                        Chicago, Illinois 60661-3693
                        Attention:    Mark D. Wood, Esq.
                        Facsimile No.:   (312) 902-1061

            (b) Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

            (d) Entire Agreement; Assignment. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations and conditions, both written and oral, among the parties with respect to the subject matter hereof, (ii) are not intended to confer upon any other person any rights or remedies hereunder and (iii) shall not be assigned by operation of law or otherwise.

            (e) Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

            (f) Other Remedies; Specific Performance.

                  (i) Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

                  (ii) Specific Performance. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

            (g) Governing Law. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL QUESTIONS AND/OR DISPUTES CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE. BY ACCEPTANCE OF CONSIDERATION SPECIFIED HEREIN, PARTICIPANT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND AGREES THAT ANY ACTION INVOLVING ANY EQUITABLE OR OTHER CLAIM SHALL BE BROUGHT EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY. IN THE EVENT THAT THE DELAWARE COURT OF CHANCERY DOES NOT ACCEPT JURISDICTION OVER ANY SUCH ACTION, PARTICIPANT, BY


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ACCEPTANCE OF CONSIDERATION SPECIFIED HEREIN, HEREBY IRREVOCABLY AND
UNCONDITIONALLY AGREES THAT ANY SUCH ACTION THEN SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE.

            (h) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

            (i) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

            (j) Fees and Expenses. Except as otherwise provided in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

            (k) Further Assurances. Each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement, including, without limitation, using commercially reasonable efforts to obtain all necessary consents, approvals or waivers under the HSR Act.

            (l) Attorneys' Fees and Expenses. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

            (m) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                  [Remainder of Page Intentionally Left Blank]


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
      IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

HEWLETT-PACKARD COMPANY                   STOCKHOLDER

By:
   ---------------------------            ------------------------------
    Name:                                 Signature
    Title:

                                          ------------------------------
                                          Print Name

NOVADIGM, INC.                            Address:
(SOLELY FOR PURPOSES OF
SECTIONS 11 HEREOF)



By:
   ---------------------------------      --------------------------------------
    Name:
                                          --------------------------------------
    Title:
                                          --------------------------------------



                                          Company Capital Stock:

                                          Common Stock:
                                                        ----------------

                                          Options:
                                                   ---------------------


                      [Signature Page to Voting Agreement]

                                    EXHIBIT A

                                IRREVOCABLE PROXY

      The undersigned stockholder (the "Stockholder") of Novadigm, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints the officers of Hewlett-Packard Company, a Delaware corporation ("Parent"), and each of them individually, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights, consents and similar rights of the undersigned (to the fullest extent that the undersigned is entitled to do so) with respect to all of the outstanding shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares"), in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the share certificate(s) that represent such Shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by each undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

      This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of February 4, 2004 by and among Parent, the Company and the Stockholder (the "Voting Agreement"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Parent, Norton Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"), and the Company. The Merger Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "Merger") pursuant to which Stockholder would receive a portion of the proceeds of the Merger. As used in this Irrevocable Proxy, the term "Expiration Date" shall mean the earlier to occur of (i) the date that the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) the date the Merger Agreement shall have been validly terminated pursuant to Article VII thereof.

      The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

      (i) in favor of approval of the Merger, the adoption and execution and delivery by the Company of the Merger Agreement and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

      (ii) against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the consummation of the Merger; and

      (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets or capital stock of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

      The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii) and (iii) above. The Stockholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                  [Remainder of Page Intentionally Left Blank]


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      This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: February 4, 2004



                                          ------------------------------
                                          Signature

                                          ------------------------------
                                          Print Name

                                          Address:

                                          ------------------------------

                                          ------------------------------

                                          ------------------------------


                                          Company Capital Stock:

                                          Common Stock:
                                                        ----------------

                                          Options:
                                                   ---------------------


                            [Signature Page to Proxy]